Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AG

THIRTY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS THIRTY-SECOND AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG is providing and Customer is using CSG’s Professional Services Group for various projects pursuant to the Agreement; and

WHEREAS, Customer acknowledges and CSG agrees the ****** rate fee for Professional Services shall be adjusted to reflect a revised ****** rate commencing with the Effective Date of this Amendment.

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.

Schedule F, Fees, Section V, entitled “Technical Services/Implementation Services/Training,” Subsection A. entitled “Technical Services/Professional Services,” subsection 1, entitled “Technical Services/Professional Services (Note 1)” shall be deleted in its entirety and replaced as follows:

1. Technical Services/Professional Services (Note 1)

The ****** rates listed in the table below are for general guidance only. Actual fees may vary depending on the project requested by Customer via a Service Request Form. All projects and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Description of Item/Unit of Measure	Frequency	Fee
Professional Services (per ******, per ****)	*** *******	$******

Note 1: If, in CSG’s reasonable judgment, any Technical Services requested by Customer require the use of highly specialized or advanced technical resources, the Parties shall in good faith negotiate the rates for such Technical Services, the rate for such resources not to exceed a maximum of $****** per ****.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, General Counsel & Secretary
Date: 8/16/2017	Date: Aug 15, 2017